Exhibit 99.1

Contact:	Phil Gee
480/693-5729
FOR IMMEDIATE RELEASE
US AIRWAYS GROUP, INC. REPORTS JUNE TRAFFIC
TEMPE, Ariz., July 7, 2008 — US Airways Group, Inc. (NYSE: LCC) today reported June, second quarter and year-to-date 2008 traffic results. Mainline revenue passenger miles (RPMs) for the month were 5.7 billion, down 0.5 percent from June 2007. Capacity was 6.7 billion available seat miles (ASMs), up 0.4 percent versus June 2007. Passenger load factor for the month of June was 85.0 percent, down 0.8 points versus June 2007.
US Airways President Scott Kirby said, “June consolidated (mainline and Express) passenger revenue per available seat mile (PRASM) increased between two and four percent versus the same period last year. As we progress through the busy summer travel season, we continue to see strength in our forward bookings. We are also encouraged to see that the industry is taking the appropriate steps with further domestic capacity reductions and implementing a la carte pricing models to help offset this dramatic and unprecedented rise in fuel expense.”
For the month of June US Airways’ preliminary on-time performance as measured by the DOT was 76.3 percent, with a completion factor of 98.1 percent.
The following summarizes US Airways Group’s traffic results for the month, quarter and year-to-date ended June 30, 2008 and 2007, consisting of mainline operated flights as well as US Airways Express flights operated by wholly owned subsidiaries PSA Airlines and Piedmont Airlines.

US Airways Mainline
June

	2008	2007	% Change

Mainline Revenue Passenger Miles (000)
Domestic	4,309,179	4,375,986	(1.5)
Atlantic	984,656	974,530	1.0
Latin	371,478	342,401	8.5

Total Mainline Revenue Passenger Miles	5,665,313	5,692,917	(0.5)

Mainline Available Seat Miles (000)
Domestic	5,061,527	5,068,387	(0.1)
Atlantic	1,170,478	1,147,585	2.0
Latin	433,275	422,568	2.5

Total Mainline Available Seat Miles	6,665,280	6,638,540	0.4

Mainline Load Factor (%)
Domestic	85.1	86.3	(1.2)	pts
Atlantic	84.1	84.9	(0.8)	pts
Latin	85.7	81.0	4.7	pts

Total Mainline Load Factor	85.0	85.8	(0.8)	pts

Mainline Enplanements
Domestic	4,307,659	4,614,461	(6.6)
Atlantic	247,235	249,945	(1.1)
Latin	311,913	289,536	7.7

Total Mainline Enplanements	4,866,807	5,153,942	(5.6)
QUARTER TO DATE

	2008	2007	% Change

Mainline Revenue Passenger Miles (000)
Domestic	12,559,002	13,029,074	(3.6)
Atlantic	2,474,307	2,188,924	13.0
Latin	1,159,568	1,075,641	7.8

Total Mainline Revenue Passenger Miles	16,192,877	16,293,639	(0.6)

Mainline Available Seat Miles (000)
Domestic	14,921,493	15,464,570	(3.5)
Atlantic	3,089,594	2,709,455	14.0
Latin	1,375,455	1,349,442	1.9

Total Mainline Available Seat Miles	19,386,542	19,523,467	(0.7)

Mainline Load Factor (%)
Domestic	84.2	84.3	(0.1)	pts
Atlantic	80.1	80.8	(0.7)	pts
Latin	84.3	79.7	4.6	pts

Total Mainline Load Factor	83.5	83.5	—	pts

Mainline Enplanements
Domestic	12,822,144	13,925,057	(7.9)
Atlantic	629,107	561,105	12.1
Latin	959,290	889,119	7.9

Total Mainline Enplanements	14,410,541	15,375,281	(6.3)
YEAR TO DATE

	2008	2007	% Change

Mainline Revenue Passenger Miles (000)
Domestic	24,357,238	25,134,031	(3.1)
Atlantic	3,913,692	3,387,691	15.5
Latin	2,411,385	2,190,070	10.1

Total Mainline Revenue Passenger Miles	30,682,315	30,711,792	(0.1)

Mainline Available Seat Miles (000)
Domestic	29,675,038	30,768,022	(3.6)
Atlantic	5,140,126	4,472,537	14.9
Latin	2,906,333	2,838,566	2.4

Total Mainline Available Seat Miles	37,721,497	38,079,125	(0.9)

Mainline Load Factor (%)
Domestic	82.1	81.7	0.4	pts
Atlantic	76.1	75.7	0.4	pts
Latin	83.0	77.2	5.8	pts

Total Mainline Load Factor	81.3	80.7	0.6	pts

Mainline Enplanements
Domestic	25,006,558	26,727,090	(6.4)
Atlantic	997,777	866,290	15.2
Latin	1,942,141	1,761,886	10.2

Total Mainline Enplanements	27,946,476	29,355,266	(4.8)
Notes:

1)	Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.

2)	Latin numbers include the Caribbean.

US Airways Express (Piedmont Airlines, PSA Airlines)
June

	2008	2007	% Change

Express Revenue Passenger Miles (000)
Domestic	197,475	203,798	(3.1)

Express Available Seat Miles (000)
Domestic	282,161	270,109	4.5

Express Load Factor (%)
Domestic	70.0	75.5	(5.5)	pts

Express Enplanements
Domestic	702,803	735,973	(4.5)
QUARTER TO DATE

	2008	2007	% Change

Express Revenue Passenger Miles (000)
Domestic	577,256	623,441	(7.4)

Express Available Seat Miles (000)
Domestic	836,851	850,834	(1.6)

Express Load Factor (%)
Domestic	69.0	73.3	(4.3)	pts

Express Enplanements
Domestic	2,059,134	2,229,181	(7.6)
YEAR TO DATE

	2008	2007	% Change

Express Revenue Passenger Miles (000)
Domestic	1,084,596	1,211,079	(10.4)

Express Available Seat Miles (000)
Domestic	1,620,770	1,716,353	(5.6)

Express Load Factor (%)
Domestic	66.9	70.6	(3.7)	pts

Express Enplanements
Domestic	3,870,918	4,227,309	(8.4)
Notes:

1)	Canada is included in domestic results.

Consolidated US Airways Group, Inc.
June

	2008	2007	% Change

Consolidated Revenue Passenger Miles (000)
Domestic	4,506,654	4,579,784	(1.6)
Atlantic	984,656	974,530	1.0
Latin	371,478	342,401	8.5

Total Consolidated Revenue Passenger Miles	5,862,788	5,896,715	(0.6)

Consolidated Available Seat Miles (000)
Domestic	5,343,688	5,338,496	0.1
Atlantic	1,170,478	1,147,585	2.0
Latin	433,275	422,568	2.5

Total Consolidated Available Seat Miles	6,947,441	6,908,649	0.6

Consolidated Load Factor (%)
Domestic	84.3	85.8	(1.5)	pts
Atlantic	84.1	84.9	(0.8)	pts
Latin	85.7	81.0	4.7	pts

Total Consolidated Load Factor	84.4	85.4	(1.0)	pts

Consolidated Enplanements
Domestic	5,010,462	5,350,434	(6.4)
Atlantic	247,235	249,945	(1.1)
Latin	311,913	289,536	7.7

Total Consolidated Enplanements	5,569,610	5,889,915	(5.4)
QUARTER TO DATE

	2008	2007	% Change

Consolidated Revenue Passenger Miles (000)
Domestic	13,136,258	13,652,515	(3.8)
Atlantic	2,474,307	2,188,924	13.0
Latin	1,159,568	1,075,641	7.8

Total Consolidated Revenue Passenger Miles	16,770,133	16,917,080	(0.9)

Consolidated Available Seat Miles (000)
Domestic	15,758,344	16,315,404	(3.4)
Atlantic	3,089,594	2,709,455	14.0
Latin	1,375,455	1,349,442	1.9

Total Consolidated Available Seat Miles	20,223,393	20,374,301	(0.7)

Consolidated Load Factor (%)
Domestic	83.4	83.7	(0.3)	pts
Atlantic	80.1	80.8	(0.7)	pts
Latin	84.3	79.7	4.6	pts

Total Consolidated Load Factor	82.9	83.0	(0.1)	pts

Consolidated Enplanements
Domestic	14,881,278	16,154,238	(7.9)
Atlantic	629,107	561,105	12.1
Latin	959,290	889,119	7.9

Total Consolidated Enplanements	16,469,675	17,604,462	(6.4)
YEAR TO DATE

	2008	2007	% Change

Consolidated Revenue Passenger Miles (000)
Domestic	25,441,834	26,345,110	(3.4)
Atlantic	3,913,692	3,387,691	15.5
Latin	2,411,385	2,190,070	10.1

Total Consolidated Revenue Passenger Miles	31,766,911	31,922,871	(0.5)

Consolidated Available Seat Miles (000)
Domestic	31,295,808	32,484,375	(3.7)
Atlantic	5,140,126	4,472,537	14.9
Latin	2,906,333	2,838,566	2.4

Total Consolidated Available Seat Miles	39,342,267	39,795,478	(1.1)

Consolidated Load Factor (%)
Domestic	81.3	81.1	0.2	pts
Atlantic	76.1	75.7	0.4	pts
Latin	83.0	77.2	5.8	pts

Total Consolidated Load Factor	80.7	80.2	0.5	pts

Consolidated Enplanements
Domestic	28,877,476	30,954,399	(6.7)
Atlantic	997,777	866,290	15.2
Latin	1,942,141	1,761,886	10.2

Total Consolidated Enplanements	31,817,394	33,582,575	(5.3)
Notes:

1)	Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.

2)	Latin numbers include the Caribbean.

Other Notable Accomplishments
US Airways is also providing a brief update on notable company accomplishments during the month of June:
•	The airline logged its fifth consecutive month (April 2008) of top three on-time arrivals as measured by the United States Department of Transportation.

•	Announced several changes to the airline’s business model including capacity reductions and ‘pay for what you choose and use’ pricing models.

•	41-year industry veteran and Senior Vice President, Technical Operations Hal Heule announced retirement, Vice President Technical Services David Seymour to assume responsibilities.
US Airways is the fifth largest domestic airline employing more than 36,000 aviation professionals worldwide. US Airways, US Airways Shuttle and US Airways Express operate approximately 3,500 flights per day and serve more than 230 communities in the U.S., Canada, Europe, the Caribbean and Latin America. US Airways is a member of the Star Alliance network, which offers our customers 18,000 daily flights to 965 destinations in 162 countries worldwide. This press release and additional information on US Airways can be found at www.usairways.com. (LCCT)
Forward Looking Statements
Certain of the statements contained herein should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “could,” “should,” and “continue” and similar terms used in connection with statements regarding the outlook, expected fuel costs, revenue and pricing environment, and expected financial performance of US Airways Group (the “Company”). Such statements include, but are not limited to, statements about the benefits of the business combination transaction involving America West Holdings Corporation and US Airways Group, including future financial and operating results, the Company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from these statements. Such risks and uncertainties include, but are not limited to, the following: the impact of changes in fuel prices and significant disruptions in fuel supply; the impact of future significant operating losses; labor costs, relations with unionized employees generally and the impact and outcome of the labor negotiations; reliance on third party service providers and the impact of any failure or disruption by these providers; delays in scheduled aircraft deliveries or other loss of anticipated fleet capacity; government legislation and regulation, including environmental regulation; the impact of global instability including the potential impact of current and future hostilities, terrorist attacks, infectious disease outbreaks or other global events; security-related and insurance costs; the ability of the Company to obtain and maintain commercially reasonable terms with vendors and service providers and reliance on those vendors and service providers; changes in prevailing interest rates; our high level of fixed obligations (including compliance with financial covenants related to those obligations) and the ability of the Company to obtain and maintain any necessary financing for operations and other purposes; costs of ongoing data security compliance requirements and the impact of any data security breach; the impact of industry consolidation;

competitive practices in the industry, including significant fare restructuring activities, capacity reductions or other restructuring or consolidation activities by major airlines; the ability to attract and retain qualified personnel; interruptions or disruptions in service at one or more of our hub airports; the impact of any accident involving the Company’s aircraft; weather conditions; the impact of foreign currency exchange rate fluctuations; the ability to use pre-merger NOLs and certain other tax attributes; ability to integrate management, operations and labor groups following the merger; the ability of the Company to maintain adequate liquidity; the ability to maintain contracts critical to the Company’s operations; the ability of the Company to attract and retain customers; the cyclical nature of the airline industry; the impact of economic conditions; and other risks and uncertainties listed from time to time in the Company’s reports to the SEC. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The Company assumes no obligation to publicly update any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law. Additional factors that may affect the future results of the Company are set forth in the section entitled “Risk Factors” in the Company’s Report on Form 10-Q for the quarter ended March 31, 2008 and in the Company’s filings with the SEC, which are available at www.usairways.com
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